Stock Option Plans	12 Months Ended
Dec. 31, 2011
Stock Option Plans [Abstract]
Stock Option Plans
24.	Stock Option Plans

BFC

BFC has a share based compensation plan (the “2005 Stock Incentive Plan”) under which restricted stock, incentive stock options and non-qualifying stock options are awarded. On May 19, 2009, the shareholders of BFC approved an amendment to the Company’s 2005 Stock Incentive Plan to, among other things, increase the maximum number of shares of the Company’s Class A Common Stock available for grant under the 2005 Stock Incentive Plan from 3,000,000 shares to 6,000,000 shares. BFC may grant incentive stock options only to its employees. BFC may grant non-qualified stock options and restricted stock awards to its directors, independent contractors and agents as well as employees.

BFC also had a stock-based compensation plan (“1993 Plan”) which expired in 2004. No future grants can be made under the 1993 Plan; however, any previously issued options granted under that plan remain effective until either they expire, are forfeited, or are exercised. BFC’s 1993 Plan provided for the grant of both incentive and non-qualifying stock options to purchase shares of BFC’s Class B Common Stock. The maximum term of stock options granted under the 1993 Plan was ten years.

On September 21, 2009, options to purchase an aggregate of approximately 1.8 million shares of common stock, which were previously granted to and held by BFC’s directors and employees, were re-priced to a new exercise price equal to the closing price of the Company’s Class A Common Stock as quoted on the Pink Sheets Electronic Quotation Service on September 21, 2009. The re-pricing did not impact any of the other terms, including the vesting schedules or expiration dates, of the previously granted stock options. The incremental compensation cost of the re-priced vested options was approximately $157,000 which was recognized in September 2009. The remaining incremental cost for the re-priced options that were unvested at the re-pricing date was approximately $125,000, of which approximately $32,000 and $85,000 was recognized in 2011 and 2010, respectively, and $8,000 will be recognized in 2012.

Additionally, on September 21, 2009, following the Woodbridge merger, new options to purchase an aggregate of 753,254 shares of our Class A Common Stock at an exercise price of $0.41 per share, the closing price of a share of the stock on the grant date, were granted principally to Woodbridge’s directors, executive officers and employees. The weighted average estimated fair value of the options granted on September 21, 2009 was approximately $0.22 per share, and the resulting compensation cost of approximately $166,000 is being recognized over the requisite service period of four years. The options expire in five years and vest in four equal annual installments, with the first two installments having vested on September 21, 2010 and 2011.

Assumptions used in estimating the fair value of employee options granted were formulated in accordance with FASB guidance under stock compensation and applicable guidance provided by the Securities and Exchange Commission. As part of this assessment, management determined that volatility should be based on the Company’s Class A Common Stock and derived from historical price volatility over the estimated life of the stock options granted. The expected term of an option is an estimate as to how long the option will remain outstanding based upon management’s expectation of employee exercise and post-vesting forfeiture behavior. Because there were no recognizable patterns, the simplified guidance was used to determine the estimated term of options based on the midpoint of the vesting term and the contractual term. The estimate of a risk-free interest rate is based on the U.S. Treasury implied yield curve in effect at the time of grant with a remaining term equal to the expected term. BFC has never paid cash dividends and does not currently intend to pay cash dividends on its common stock. Therefore, a 0% dividend yield was assumed. Share-based compensation costs are recognized based on the grant date fair value. The grant date fair value for stock options is calculated using the Black-Scholes option pricing model net of an estimated forfeiture rate and recognizes the compensation costs for those options expected to vest on a straight-line basis over the requisite service period of the award. BFC based its estimated forfeiture rate of its unvested options on its historical experience.

The option model used to calculate the fair value of the stock options which were re-priced and the stock options which were granted during 2009 was the Black-Scholes model. The table below presents the weighted average assumptions used to value such options. BFC did not grant any stock options during the years ended December 31, 2011 or 2010.

	Employees	Non-Employee Directors
	Weighted Average For the Year Ended December 31,	Weighted Average For the Year Ended December 31,
	2009	2009
Expected volatility	87.11%	81.83%
Expected dividends	—%	—%
Expected term (in years)	2.97	3.37
Average risk-free interest rate	1.50%	1.73%
Option value	$0.21	$0.22

The following table sets forth information on outstanding options:

	Outstanding Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value ($000)
Outstanding at December 31, 2008	1,797,960	$4.57	6.35	$—
Exercised	—	0.00
Forfeited (a)	(1,777,729)	4.60
Expired	(20,231)	2.14
Granted (a)	2,530,983	0.41

Outstanding at December 31, 2009	2,530,983	$0.41	5.19	$—
Exercised	(5,500)	0.41		4
Forfeited	(13,017)	0.41
Expired	(20,290)	0.41
Granted	—	0.00

Outstanding at December 31, 2010	2,492,176	$0.41	4.24	$—
Exercised	—	0.00
Forfeited	(34,620)	0.41
Expired	(159,698)	0.41
Granted	—	0.00

Outstanding at December 31, 2011	2,297,858	$0.41	3.54	$—

Exercisable at December 31, 2011	1,755,064	$0.41	3.41	$—

Available for grant at December 31, 2011	2,470,696

(a)	The options which were re-priced during September 2009 were treated under GAAP as having been forfeited and replaced with new grants. Accordingly, the options which were re-priced are included as “Forfeited” options in the table while the “replacement” options are included as “Granted” options in the table.

The weighted average grant date fair value of options granted during 2009, including the “replacement” options deemed granted in connection with the September 2009 re-pricing, was $0.22. Total unearned compensation cost related to BFC’s unvested stock options was $80,000 at December 31, 2011. The cost is expected to be recognized during 2012. At December 31, 2011, the unearned compensation cost associated with the cancellation of outstanding Woodbridge stock options in connection with the Woodbridge merger was $63,000 and will be recognized during 2012.

During the year ended December 31, 2010, BFC received net proceeds of approximately $2,200 upon the exercise of stock options. The total intrinsic value of options exercised during the year ended December 31, 2010 was $4,000. There were no option exercises during the years ended December 31, 2011 or 2009.

The following is a summary of BFC’s restricted stock activity:

	Unvested Restricted Stock	Weighted Average Grant Date Fair Value
Outstanding at December 31, 2008	50,200	$1.26
Granted	—
Vested	(50,200)	0.22
Forfeited	—	—

Outstanding at December 31, 2009	—	$—
Granted	—	—
Vested	—	—
Forfeited	—	—

Outstanding at December 31, 2010	—	$—
Granted	1,753,475	0.36
Vested	—	—
Forfeited	—	—

Outstanding at December 31, 2011	1,753,475	$0.36

On September 16, 2011, BFC’s Compensation Committee approved the granting to certain of its and its subsidiaries’ officers an aggregate of 1,753,475 shares of restricted Class A Common Stock. The restricted shares were issued on October 7, 2011. These restricted stock awards were granted under BFC’s 2005 Stock Incentive Plan and will vest in one lump sum on September 16, 2015. The fair value of the 1,753,475 shares of restricted stock on the date of grant was approximately $631,251, or $0.36 per share, and the cost is being recognized over the four-year service period from September 2011 through September 2015.

BFC recognized restricted stock compensation cost of approximately $46,000, $0, and $42,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

Woodbridge Restricted Stock and Stock Option Plan Prior to the Merger

Prior to its merger with BFC, Woodbridge had in place a stock compensation plan. The maximum term of options granted under the plan was 10 years. The vesting period for each grant was established by the Compensation Committee of Woodbridge’s Board of Directors. The vesting period for employees was generally five years utilizing cliff vesting. All options granted to directors vested immediately. Option awards issued became exercisable based solely on fulfilling a service condition. As of the date of the merger, no stock options granted under the plan had expired.

Under the terms of the merger agreement, all options to purchase shares of Woodbridge’s Class A Common Stock outstanding at the effective time of the merger were canceled and the holders did not receive any consideration as a result of the cancellation. Restricted shares of Woodbridge’s Class A Common Stock were converted to restricted shares of BFC’s Class A Common Stock at the merger exchange ratio of 3.47 shares of BFC’s Class A Common Stock for each share of Woodbridge’s Class A Common Stock. Some of the directors, executive officers and employees of Woodbridge were also granted BFC stock options following the merger, as described above.

The following table sets forth information regarding stock option activity under Woodbridge’s stock compensation plan prior to the merger:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (thousands)
Options outstanding at December 31, 2008	318,471	$78.89	7.19 years	—
Granted	—	—		—
Exercised	—	—		—
Cancelled	318,471	$78.89		—

Options outstanding at December 31, 2009	—	$—	—	$—

Options exercisable at December 31, 2009	—	$—	—	$—

Stock options available for equity compensation grants at December 31, 2009	—

Non-cash stock compensation expense for 2009 related to Woodbridge’s unvested stock options was $991,000, including $1.5 million of stock option compensation amortization, offset in part by $458,000 of a reversal of stock compensation previously expensed related to forfeited options. Non-cash stock compensation expense for 2009 related to Woodbridge’s restricted stock awards was $88,000.

Bluegreen

Under Bluegreen’s 2008 Stock Incentive Plan (the “Bluegreen 2008 Plan”), options and shares of restricted stock can be granted with various vesting periods. The options granted to date generally expire ten years from the date of grant, subject to alternative expiration dates under certain circumstances for non-employee director grants. Bluegreen’s options were granted at exercise prices that either equaled or exceeded the quoted market price of its common stock on the date of grants.

Options and restricted stock granted to employees generally vest 100% on the five-year anniversary of the date of grant. Options granted to non-employee directors generally vest immediately upon grant, while restricted stock granted to non-employee directors generally vests pro-rata on a monthly basis over a one year period from the date of grant. Certain restricted stock granted during 2008 to Bluegreen’s Chairman and Vice Chairman are scheduled to vest on the five-year anniversary of the date of grant, subject to accelerated vesting pursuant to change in control provisions included in the terms of the award agreements. The proposed merger with BFC, if consummated, will not trigger the accelerated vesting of these restricted stock awards.

During the year ended December 31, 2009, Bluegreen granted to non-employee directors 119,459 stock options having an aggregate grant date fair value of $0.2 million and 92,728 shares of restricted stock having a grant date fair value of $0.3 million. There were no grants of stock-based awards during 2010 or 2011.

During October 2011, the Compensation Committee of Bluegreen’s Board of Directors accelerated the vesting of options previously granted to certain of its employees under the Bluegreen 2008 Plan to purchase an aggregate of 695,000 shares of its common stock at an exercise price of $7.50 per share. As a result of this acceleration, all such stock options fully vested on October 26, 2011. As a result of this modification, all of the $0.7 million of remaining unrecognized compensation related to these options was recognized in 2011.

In addition, during November 2011, stock option agreement amendments were entered into with respect to options previously granted to certain individuals under the Bluegreen 2008 Plan and Bluegreen’s 2005 Stock Incentive Plan (the “Bluegreen 2005 Plan”). Under the terms of the amendments, the affected options held by these individuals which in the aggregate entitled them to purchase 1,130,000 shares of Bluegreen’s common stock (including the aforementioned fully vested options to acquire 695,000 shares) and were initially scheduled to expire in 2015, or for certain of the options, 2016, expired on November 25, 2011.

In November 2011, Bluegreen also entered into agreements with certain individuals holding unvested restricted shares of its common stock previously granted to them under the Bluegreen 2005 Plan and the Bluegreen 2008 Plan. Under the terms of the agreements, an aggregate of 1,077,112 unvested restricted shares of Bluegreen’s common stock were relinquished by these individuals and canceled in exchange for an aggregate cash payment of $1.5 million, to be made to the individuals in two equal installments. The first installment owed to the individuals was paid in December 2011, with the remainder due by December 31, 2012, subject to continued employment with Bluegreen (except in the case of the individual’s death or disability). This transaction was accounted for as a modification under the provisions of the accounting guidance for stock compensation and the modified award is considered a liability. As the cash payment provided for in connection with the liability was less than the fair value of the original awards immediately prior to the modification, the total compensation expense recognized in connection with the awards was based on the original grant date fair values and will be recognized ratably through the end of the service period of the liability awards (December 31, 2012).

Total stock-based compensation expense, including amounts payable under the liability awards for non-employee directors and employees during the years ended December 31, 2011 and 2010, $3.8 million and $2.6 million, respectively. The following table represents certain information related to Bluegreen’s unrecognized compensation for its stock-based awards as of December 31, 2011:

As of December 31, 2011	Weighted Average Remaining Recognition Period	Unrecognized Compensation
	(in years)	(000’s)
Stock Option Awards	1.1	$267
Restricted Stock Awards	1.0	$2,495	(1)

(1)	Includes unrecognized compensation related to restricted shares that were modified to liability awards, as such expense will continue to be recognized over the remaining service period of the liability award. See discussion above for further information.

Changes in Bluegreen’s outstanding stock option plans during 2011 and 2010 are presented below:

	Outstanding Options	Weighted Average Exercise Price Per Share	Number of Shares Exercisable	Aggregate Intrinsic Value
	(In 000’s)		(In 000’s)
Balance at December 31, 2009	2,795	$9.64	956	$7,250
Granted	—	$—
Forfeited	(78)	$12.88
Expired	—	$—
Exercised	—	$—

Balance at December 31, 2010	2,717	$9.53	1,310	$91,356
Granted	—	$—
Forfeited	—	$—
Expired (1)	(1,145)	$10.63
Exercised	(67)	$2.52

Balance at December 31, 2011	1,505	$9.03	1,163	$5,546

(1)	Includes the 1,130,000 options which expired on November 25, 2011 pursuant to the stock option agreement amendments described above.

During the years ended December 31, 2011 and 2010, the grant-date fair value of stock options that vested was approximately, $4.7 million and $4.0 million, respectively. The aggregate intrinsic value of Bluegreen stock options outstanding and exercisable was less than $0.1 million as of December 31, 2011 and 2010. No stock options were exercised during 2010. The total intrinsic value of Bluegreen’s stock options exercised during 2011 was $0.1 million.

A summary of the status of Bluegreen’s unvested restricted stock awards and activity during the years 2011 and 2010 are as follows (in thousands, except per option data):

Non-vested Restricted Shares	Number of Shares	Weighted-Average Grant- Date Fair Value per Share
	(In 000’s)
Unvested at December 31, 2009	1,426	$7.94
Granted	—	—
Vested	(54)	2.75
Forfeited	(45)	8.28

Unvested at December 31, 2010	1,327	$8.14
Granted	—	—
Vested	—	—
Forfeited	—	—
Cancelled in connection with modification to a liability award (1)	(1,077)	8.07

Unvested at December 31, 2011.	250	$8.47

(1)	See discussions regarding the November 2011 agreements related to the cancellation of these restricted stock awards above.

BankAtlantic Bancorp

	Stock Option Plans
	Maximum Term	Shares Authorized (3)	Class of Stock	Vesting Requirements	Type of Options (2)
		(As Adjusted)
2001 Amended and Restated Stock Option Plan (3)	10 years	156,756	Class A	(1)	ISO, NQ
2005 Restricted Stock and Option Plan (“BankAtlantic Bancorp Plan”) (4)	10 years	1,875,000	Class A	(1)	ISO, NQ

(1)	Vesting is established by the BankAtlantic Bancorp Compensation Committee in connection with each grant of options or restricted stock. All BankAtlantic Bancorp directors’ stock options vest immediately.
(2)	ISO - Incentive Stock Option

NQ - Non-qualifying Stock Option

(3)	In 2005, all shares remaining available for grant under the 2001 stock option plan were canceled.
(4)	The BankAtlantic Bancorp Plan provides that up to 1,875,000 shares of BankAtlantic Bancorp Class A common stock may be issued for restricted stock awards and upon the exercise of options granted under the Plan. The BankAtlantic Bancorp Plan was amended in May 2009 to increase the allowable shares issuable from 240,000 to 1,875,000.

BankAtlantic Bancorp recognizes stock based compensation costs based on the grant date fair value. The grant date fair value for stock options is calculated using the Black-Scholes option pricing model incorporating an estimated forfeiture rate and recognizes the compensation costs for those shares expected to vest on a straight-line basis over the requisite service period of the award, which is generally the option vesting term of five years.

The following is a summary of BankAtlantic Bancorp’s Class A common stock option activity:

	Class A Outstanding Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value ($000)
Outstanding at December 31, 2008	179,122	$265.45	5.8
Exercised	—	—
Forfeited	(7,667)	362.80
Expired	(15,412)	140.50
Granted	—	—

Outstanding at December 31, 2009	156,043	273.05	5.2
Exercised	—	—
Forfeited	(31,238)	306.70
Expired	(8,457)	212.15
Granted	—	—

Outstanding at December 31, 2010	116,348	268.45	3.7
Exercised	—	—
Forfeited	(6,751)	282.05
Expired	(17,367)	254.32
Granted	—	—

Outstanding at December 31, 2011	92,230	$277.25	3.1	$—

Exercisable at December 31, 2011	84,948	$280.91	2.9	$—

Available for grant at December 31, 2011	1,526,950

There were no options granted or exercised during each of the years in the three year period ended December 31, 2011.

Total unearned compensation cost related to the BankAtlantic Bancorp’s non-vested Class A common stock options was $0.1 million at December 31, 2011. The cost is expected to be recognized over a weighted average period of 0.5 years.

Included in the Company’s statement of operations in Financial Services compensation expense was $1.1 million, $1.4 million and $2.4 million of BankAtlantic Bancorp share-based compensation expense for the years ended December 31, 2011, 2010 and 2009, respectively. There was no recognized tax benefit associated with the compensation expense for the years ended December 31, 2011, 2010 and 2009 as it was not more likely than not that BankAtlantic Bancorp would realize the tax benefits associated with the share based compensation expense.

The following is a summary of BankAtlantic Bancorp’s non-vested restricted Class A common share activity:

	Class A Non-vested Restricted Stock	Weighted Average Grant date Fair Value Per Share
Outstanding at December 31, 2008	5,170	$192.35
Vested	(1,210)	132.80
Forfeited	—	—
Granted	—	—

Outstanding at December 31, 2009	3,960	210.55
Vested	(1,980)	192.60
Forfeited	(23,200)	9.10
Granted	335,000	6.20

Outstanding at December 31, 2010	313,780	7.40
Vested	(87,130)	8.68
Forfeited	(14,750)	6.20
Granted	—	—

Outstanding at December 31, 2011	211,900	$6.96

In February 2010, the Board of Directors of BankAtlantic Bancorp granted to employees 320,000 restricted shares of Class A Common Stock awards (“RSA”) under the BankAtlantic Bancorp, Inc. 2005 Restricted Stock and Option Plan. The Board of Directors also granted 15,000 RSAs to employees of BFC that perform services for BankAtlantic Bancorp. The grant date fair value was calculated based on the closing price of BankAtlantic Bancorp’s Class A Common Stock on the grant date. The RSAs vest pro-rata over four years and had a fair value of $6.20 per share at the grant date.

As of December 31, 2011, the total unrecognized compensation cost related to BankAtlantic Bancorp non-vested restricted stock compensation was approximately $1.0 million. The cost is expected to be recognized over a weighted-average period of approximately 2 years. The fair value of shares vested during the years ended December 31, 2011, 2010 and 2009 was $446,000, $15,000, and $19,000, respectively.